The Glenmede Fund, Inc.

International Portfolio (GTCIX)

Supplement dated November 1, 2013 to the

Equity Prospectus dated February 28, 2013

The “Fees and Expenses” table for the International Portfolio on page 3 of the prospectus is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment)
Maximum Account Fee (annual percentage of assets under management)[1]	1.25%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Acquired Funds’ Fees and Expenses	0.01%
Other Expenses (include administration, custody, accounting services and similar expenses and .25% shareholder servicing fees payable to Glenmede Trust)	0.39%

Total Annual Portfolio Operating Expenses	1.15%

[1]	Investors in the Portfolio may be clients of The Glenmede Trust Company, N.A. (“Glenmede Trust”) or its affiliated companies (“Affiliates”). The “Maximum Account Fee” in the above table is the current maximum annual fee that Glenmede Trust or its Affiliates would charge its clients directly for fiduciary, trust and/or advisory services (e.g., personal trust, estate, advisory, tax and custodian services). Glenmede Trust and its Affiliates currently intend to exclude the portion of their clients’ assets invested in the Portfolio when calculating client fees.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

The following paragraph is added under the section “Principal Investment Risks” after the paragraph “Emerging Market Risks” on page 4 of the prospectus:

Investment in Investment Companies Risk: Investing in other investment companies, including ETFs, subjects the Portfolio to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, in addition to its own expenses, the Portfolio will incur its pro rata share of the expenses of the underlying investment company.

The paragraph under the section “Investments in Other Investment Companies” on page 40 of the prospectus is hereby deleted in its entirety and replaced with the following:

To the extent permitted by the Investment Company Act of 1940, each Portfolio may invest in shares of other registered investment companies, including ETFs and the International Portfolio may also invest in other registered investment companies advised by Philadelphia International Advisors LP (the “Affiliated Funds”). If a Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund. If the International Portfolio invests in any registered investment companies that are advised by Philadelphia International Advisors LP, the sub-advisory fees payable to Philadelphia International LP will be reduced to avoid a layering of management fees with Affiliated Funds. Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF invests in or is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, ETFs and closed-end funds do not necessarily trade at the net asset value of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss. Finally, because ETFs and closed-end funds trade like stocks on exchanges, they are subject to trading and commission costs.